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                                                                               .
                                                                               .
                                                                               .


                                                                  Exhibit (e)(2)


                                                       (BAR CODE)
                                                        PART 1 0 1

                                   INDIVIDUAL LIFE INSURANCE APPLICATION (PART I) TO:

(NEW YORK LIFE LOGO)   [ ] NEW YORK LIFE INSURANCE COMPANY (NYLIC) 51 Madison Avenue, New York, NY 10010

                       [ ] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A Delaware Corporation) 51 Madison
                           Avenue, New York, NY 10010

                       [ ] NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ) (NOT LICENSED IN EVERY STATE) 4343 North
                           Scottsdale Rd., Suite 220, Scottsdale, AZ 85251

[ ] New Application       [ ] Attained Age Term Conversion       Policy No._____________________________________________
[ ] Amend Application     [ ] Original Age Term Conversion
[ ] Reinstatement         Exercising a rider:   [ ] PPO   [ ] SPO                 [ ] SPPO
[ ] Paid Change Request                         [ ] GIR   [ ] GIR Face Increase   [ ] IER

A. PRIMARY INSURED

First Name             Middle Name            Last Name              Suffix      [ ] Male     Date of Birth (mm/dd/yyyy)
                                                                                 [ ] Female

Residence: Street             City                State   Country                Zip

[ ] Social Security No. or [ ] Tax ID No. [ ] Exempt [ ] Applied for   Driver's License No.   State  [ ] None (Provide
                                                                                                      details in
                                                                                                      Section Q)

Country of Citizenship   Country of Birth   State of Birth   How Long Living in the USA?
                                                             [ ] Since Birth OR  Years       Months

Immigration Visa or Work Authorization (If other than a US citizen)   Expiration:               OCCUPATION
Type                                   Number                         Month         Year

Employer Name:                         Street                         City              State   Country          Zip

IF AGE 18 OR OVER, HAS PRIMARY INSURED USED TOBACCO, NICOTINE OR ANY NICOTINE SUBSTITUTION PRODUCT IN ANY FORM IN THE
LAST FIVE YEARS? [ ] Yes [ ] No

If "Yes", provide type __________________________________ and date of last use (Month) _____________ (Year) ____________

B. CONTACT INFORMATION

Contact Primary Insured at: (List both and check primary) [ ] Home Tel. Number: (_____) ______________________

                                                          [ ] Business Tel. Number: (_____) __________________

Best Time to Call: Between __________ [ ] AM [ ] PM and ___________ [ ] AM [ ] PM (Please indicate widest time interval)

Time zone: [ ] EST [ ] CST [ ] MST [ ] PST [ ] AST [ ] HST   Special Instructions, if any_______________________________

In which language and dialect(s) was the sales interview conducted? Language _________________ Dialect __________________

                                                   First Name               Last Name    Relationship to Primary Insured
Who acted as interpreter? [ ] Agent   [ ] Other:

If the Primary Insured requires special services for the hearing impaired, indicate the service required. ______________

C. OWNER (if not Primary Insured)

For all ownership types, name, address, and tax identification   UTMA/UGMA requires Custodian's information to be
information is required.                                         provided.

Type: [ ] Individual   [ ] Trust   [ ] Corp   [ ] Partnership   [ ] Charitable Organization   [ ] UTMA/UGMA (Provide
                                                                                                  Custodian's
                                                                                                  information below)

Owner/Custodian   First Name           Middle Name    Last Name         Suffix   [ ] Male     Date of Birth (mm/dd/yyyy)
                                                                                 [ ] Female

Residence: Street                        City                   State            Country                  Zip

Telephone Number                                    [ ] Social Security No. or [ ] Tax ID No. [ ] Exempt [ ] Applied for
(              )

Relationship to Primary Insured                     Country of Citizenship

Immigration Visa or Work Authorization (If other than a US citizen)             Expiration:
Type                                                        Number              Month                        Year

TRUST

Name of Trust __________________________________________________________________________ Date of Trust _________________

State where Trust established __________________________________________ Name of Trustee(s)_____________________________

Relationship of Trustee(s) to Primary Insured ___________________________ Beneficiary(ies) of Trust ____________________

Relationship of Trust Beneficiary(ies) to Primary Insured __________________________________________

UNIFORM TRANSFERS TO MINORS (UTMA/UGMA)                                                       Date of Birth (mm/dd/yyyy)

Name of Minor: First                        Middle          Last                Suffix

UTMA/UGMA for the state of                           [ ] Social Security No. or [ ] Tax ID No.[ ] Exempt [ ] Applied for

ICC08-209-500


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
                                                       (BAR CODE)
                                                        PART 1 0 2

C. OWNER (continued)

SUCCESSOR OWNER [ ] Primary Insured                                                      Relationship to Primary Insured
First Name             Middle Name                    Last Name                 Suffix

MULTIPLE OWNERS (Unless otherwise specified in Section Q, ownership will be joint with right of survivorship.)

First Name             Middle Name                    Last Name                 Suffix        Date of Birth (mm/dd/yyyy)

Residence: Street                        City                   State            Country                  Zip

Telephone Number                                    [ ] Social Security No. or [ ] Tax ID No. [ ] Exempt [ ] Applied for
(              )

Relationship to Primary Insured                     Country of Citizenship

Immigration Visa or Work Authorization (If other than a US citizen)             Expiration:
Type                                                        Number              Month                        Year

D. APPLICANT (if not Primary Insured)

[ ] Same as Owner

IF PRIMARY INSURED IS UNDER AGE 14 YEARS 6 MONTHS (15 YEARS IN NC; 18 YEARS IN PA), COMPLETE THE FOLLOWING QUESTIONS.

Amount of in-force insurance on parent(s) or guardian(s): $ _____________ [ ] None

Are all other children in the family insured or to be insured for an amount at least equal to that on the Primary
Insured? [ ] Yes [ ] No (If "No", provide details in Section Q)

First Name             Middle Name                    Last Name                 Suffix        Date of Birth (mm/dd/yyyy)

[ ] Social Security No. or [ ] Tax ID No. [ ] Exempt [ ] Applied for   Relationship to Primary Insured

Residence: Street                        City                   State            Country                  Zip

E. PAYER (if not Primary Insured)

Same as [ ] Owner [ ] Applicant

First Name      Middle Name   Last Name    Suffix   [ ] Social Security No. [ ] Tax ID No. or [ ] Exempt [ ] Applied for

Residence: Street                     City                 State         Country   Zip   Relationship to Primary Insured

Relationship to Owner (if other than Primary Insured)                                         Date of Birth (mm/dd/yyyy)

F. MODE, POLICY DATE, PREMIUM FINANCING, QUALIFIED PLANS, PREMIUM NOTICES AND OTHER REQUESTS
   (All modes not available on every plan or product)

For Check-O-Matic mode complete attached Check-O-Matic authorization form. For NYL-A-Plan, complete form 21237 and
21242. For Government Allotment, use form 16513.

Payment: [ ] Annual          [ ] Semi-Annual            [ ] Quarterly           [ ] Monthly
         [ ] Check-O-Matic   [ ] Government Allotment   [ ] NYLIFE Securities   [ ] Single Sum

[ ] NYL-A-Plan #___________________________ [ ] List Bill # _______________________ [ ] MainStay #______________________

CHOSEN POLICY DATE ______ /______ /______

Preliminary term to ________ / ________ / ________ (available on WL, MPWL and CWL only)

POLICY TRANSFERS/PREMIUM FINANCING

1.   Does the Proposed Insured, Applicant or Owner plan to transfer any right, title, or ownership interest in the policy being applied for to a third party, or has any of these parties ever
     transferred any rights, title or ownership in any life insurance policy to a third party? ......   [ ] Yes   [ ] No


2.   Is any part of the premium for this policy being financed by a third party, or has the Proposed
     Insured, Applicant or Owner been offered any inducement, fee or compensation, including "free
     life insurance," as an inducement to purchase life insurance? ..................................   [ ] Yes   [ ] No

3.   Has the Proposed Insured, Applicant or Owner, within the past twelve months, authorized any third party to have a life settlement or viatical company review their personal medical
     status? ........................................................................................   [ ] Yes   [ ] No

If "Yes" to #1, #2 or #3, provide details in Section Q.

QUALIFIED PLANS:  [ ] 401(k)  [ ] 401(a)  [ ] 412(e)(3) [ ] Keogh  [ ] 457  [ ] Pension Option  [ ] ___________________

OTHER REQUESTS:  [ ] Reduced paid up at lapse   [ ] Non-transfer Option

SPLIT DOLLAR:    [ ] Endorsement Split Dollar

PREMIUM NOTICES

[ ] Send Premium notice to Owner's other US address:

Street _________________________________ City __________________________________ State _______________ Zip _____________

The Owner may designate a secondary addressee to receive notice of past due premium/potential lapse of coverage.

Name _______________________________ Street ________________________ City ______________ State__________ Zip____________

ICC08-209-500


                                       2
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
                                                             (BAR CODE)
                                                             PART 1 0 3

G. PRIMARY INSURED'S BENEFICIARY

[ ] SAME AS OWNER   [ ] FAMILY PROTECTION STANDARD BENEFICIARY DESIGNATION (INCLUDES ADDITIONAL INSURED AND CHILDREN)

NAMED BENEFICIARIES (INDICATE ORDER AS 1ST, 2ND, ETC.)   [ ] PER STIRPES (CAN ONLY BE CHECKED IF ALL BENEFICIARIES ARE INDIVIDUALS)

ORDER           FULL NAME (FIRST, MIDDLE, LAST)              RELATIONSHIP TO PRIMARY INSURED         SHARE

_____   _______________________________________________   _____________________________________   ________________________________

_____   _______________________________________________   _____________________________________   ________________________________

_____   _______________________________________________   _____________________________________   ________________________________

_____   _______________________________________________   _____________________________________   ________________________________

_____   _______________________________________________   _____________________________________   ________________________________

_____   _______________________________________________   _____________________________________   ________________________________

TRUST

Name of Trust ___________________________________________________________________________   Date of Trust ________________________

State where Trust established _________________________ Name of Trustee(s) _______________________________________________________

Relationship of Trustee(s) to Primary Insured _____________________________ Beneficiary(ies) of Trust ____________________________

Relationship of Trust Beneficiary(ies) to Primary Insured  __________________________________________

UNIFORM TRANSFERS TO MINORS (UTMA/UGMA)

Name of Custodian _______________________________________________________________________________________________ as custodian for

Name of Minor ________________________________________________ under the _______ Uniform Transfers/Gifts to Minors Act (UTMA/UGMA)

H. CURRENT HEALTH AND PAYMENT INFORMATION

Has the Proposed Insured or anyone proposed for coverage on the policy:

1.   Within the last 90 days, been recommended by a physician or other medical practitioner to undergo diagnostic
     procedures or tests for any symptoms, illnesses or conditions?                                                 [ ] Yes [ ] No

2.   Within the last 2 years, been unable to work or unable to attend school, or been disabled for one month or
     more?                                                                                                          [ ] Yes [ ] No

3.   Within the last 2 years, been admitted to a hospital or other medical facility for more than 5 consecutive
     days?                                                                                                          [ ] Yes [ ] No

If "Yes" to #1, #2 or #3, do not collect deposit premium and provide name and details in Section Q.

TOTAL AMOUNT PAID $ ___________________ IF AMENDMENT, AMOUNT PREVIOUSLY PAID $ ___________________

4.   Complete the following questions for any Proposed Insureds actual age 24 MONTHS OLD OR YOUNGER:

     (a)  Was the child born prematurely (less than 37 weeks gestation)?                                            [ ] Yes [ ] No

     (b)  Was the child's birth weight less than 5 pounds (2.27 kilograms)?                                         [ ] Yes [ ] No

     (c)  Has the child required hospitalization or been diagnosed with a birth injury, congenital disorder,
          deformity, heart murmur, developmental delay, mental retardation, or accidental injury?                   [ ] Yes [ ] No

If "Yes" to #4a, 4b, or 4c, provide name and details, including the name and address of physician or health care provider in
Section Q.

ICC08-209-500


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
                                                             (BAR CODE)
                                                             PART 1 0 4

I. COVERAGE INFORMATION

NYLIC                                                                     RIDERS                                     DIVIDEND OPTION
------------------------------------------------------------------------------------------------------------------------------------
[ ] Whole Life                   [ ] WP              [ ] OPP [ ] COM  [ ] CPB        5YTR PI              [ ] IPTR    (Select one)
[ ] Custom Whole Life            [ ] ADB             Scheduled Bill   [ ] CI         $ _____________      $ _______   [ ] Pd Up Ad
    Paid Up Age ________         $ ___________       $ ____________   # units _____  [ ] 5YTR/oci 1       [ ] _____   [ ] Accum
[ ] Modified Premium Whole Life  [ ] DOT               Unscheduled    [ ] PPO        $ _____________      $ _______   [ ] Prem
Face Amount $ _________________  $ ___________         (Lump Sum)         $ _______  [ ] 5YTR/oci 2       [ ] _____   [ ] Cash
Premium $ _________________      [ ] LBR
[ ] APL                                              $ ____________                  $ _____________

[ ] Survivorship Whole Life      2nd to Die                           1st to Die     [ ] OPP/PUA [ ] COM              (Select one)
Face Amount $ _________________  [ ] DOT             [ ] EPR          [ ] LFD        Scheduled Bill                   [ ] Pd Up Ad
[ ] APL                          $ ___________       $ ____________   $ ___________  $ ____________                   [ ] Accum
                                 [ ] LTR                                             Unscheduled                      [ ] Prem
                                 $ ___________                        [ ] _________  (Lump Sum)                       [ ] Cash
                                 [ ] _________                                       $ ____________

[ ] Increasing Premium Term      [ ] WP              [ ] CI                          [ ] LBR              [ ] _____   (Select one)
Face Amount $ _________________  [ ] ADB             # units _______                 [ ] PPO              $ _______   [ ] Accum
Premium $ _________________      $ ___________                                       $ _____________                  [ ] Prem
                                                                                                                      [ ] Cash

[ ] 5 Year Term                  [ ] WP              [ ] 5YTR PI                     [ ] 5YTR/ oci 2      [ ] _____   (Select one)
Face Amount $ _____________      [ ] ADB             $ ____________                  $ _____________      $ _______   [ ] Accum
                                 $ ___________       [ ] 5YTR/ oci 1                                                  [ ] Prem
                                 [ ] LBR             $ ____________                  [ ] ___________      [ ] _____   [ ] Cash

Family Protection                [ ] WP (Insured 1)  [ ] LBR                                                          (Select one)
Face Amount $ _________________  [ ] WP (Insured 2)                                                                   [ ] Accum
(Insured 1)                                                                                                           [ ] Prem
Face Amount $ _________________  [ ] ____________                                                                     [ ] Cash
(Insured 2)

[ ] 20 Year Term                 [ ] WP              [ ] LBR                                                          (Select one)
Face Amount $ _________________  [ ] ADB             [ ] ___________  [ ] _________                                   [ ] Accum
                                                     $ _____________                                                  [ ] Prem
                                 $ ______________                                                                     [ ] Cash

[ ] _____________                [ ] ____________                                                                     [ ] ________
Face Amount $ _________________  $ ______________

NYLAZ                                                                     RIDERS

Term to Age 90                                [ ] WP   [ ] ADB           [ ] LBR   [ ] ____________
[ ] Face Amount $ ______________________               $ _____________             $ _____________

[ ] ____________                              [ ] ____________
[ ] Face Amount $ ______________________      $ ______________

NYLIAC                                                                    RIDERS

[ ] Universal Life                            [ ] MDW       [ ] CI            [ ] OCI 1      [ ] NLGR (N/A to UL-LTG)  [ ] _________
    [ ] ACSV                                  [ ] ADB       # units  _______  $ ___________      [ ] 10 years          $ ___________
[ ] Universal Life - LTG                      $ __________                    [ ] OCI 2          [ ] 20 years
IRC Sec. 7702 Option: [ ] CVAT [ ] GPT                                                           [ ] to age 85         [ ] _________
Face Amount $ ______________________          [ ] GIR                         $ ___________      [ ] to age 100
Life Insurance Option:                        $ __________                                       [ ] ___________
   [ ] Level (1)   [ ] Increasing (2)         [ ] LBR
   [ ] Face Amount plus Adjusted Premium (3)
   [ ] ______________                         Fill in the total number of Income Protector and/or Lifetime Income Protector riders
Planned Premium $ _________________           being applied for with this policy, and furnish a NYLIAC Income Protector Application
Initial Premium $ _________________           Supplement for each rider.
                                              [ ] Income Protector Rider(s) ______   [ ] Lifetime Income Protector Rider(s) ______

[ ] Instant Legacy - SPUL                     Submit completed Simplified Medical Questionnaire - Part II
Single Premium $ _________________

[ ] Survivorship Universal Life               1st to Die         [ ]  NLGR (N/A to SUL-LTG)   [ ] ____________
    [ ] ACSV                                  [ ] FTD                 [ ] 20 years            $ ______________
[ ] Survivorship Universal Life - LTG                                 [ ] to age 100          [ ] ____________
IRC Sec. 7702 Option: [ ] CVAT [ ] GPT        $ ____________
Face Amount $ _______________________
Life Insurance Option:                                           [ ] EPR
   [ ] Level (1)   [ ] Increasing (2)                            $ ______________
   [ ] Face Amount plus Adjusted Premium (3)
   [ ] ____________
Planned Premium $ _________________
Initial Premium $ _________________

ICC08-209-500

                                                              (BARCODE)
                                                             PART 1 0 5

NYLIAC                                                                              RIDERS
------------------------------------------------------------------------------------------------------------------------------------
[ ] Variable Universal Life Accumulator               [ ] MDW                   [ ] ADB                               [ ] OCI 1
    [ ] ACSV                                                                    $ __________________                  $ ____________
IRC Sec. 7702 Option: [ ] CVAT [ ] GPT                [ ] LER                   [ ] CI                                [ ] OCI 2
Face Amount $ ____________________                    [ ] GIR                   # units _______________               $ ____________
Life Insurance Option:                                $ ____________            [ ] GMDB
    [ ] Level(1) [ ] Increasing(2)                                                  [ ] _______________               [ ] __________
    [ ] Face Amount plus Adjusted Premium(3)          [ ] LBR
    [ ] _______________
Planned Premium $ _________________
Initial Premium $ _________________

[ ] Survivorship Variable Universal Life Accumulator  1st to Die                [ ] GMDB (Younger Insured's Age 100)  [ ] __________
    [ ] ACSV                                          [ ] FTD                       [ ] ________________              $ ____________
IRC Sec. 7702 Option: [ ] CVAT [ ] GPT                $ ____________            [ ] LER
Face Amount $ _______________________                 [ ] EPR
Life Insurance Option:                                $ ____________
    [ ] Level(1) [ ] Increasing(2)
    [ ] Face Amount plus Adjusted Premium (3)
    [ ] ___________________
Planned Premium $ _________________
Initial Premium $ _________________

[ ] Asset Preserver                                   Submit completed Asset Preserver Application Supplement
Face Amount    $ _____________________
Single Premium $ _____________________                [ ] ___________________
*  Benefit Payment Option: (LTC is QCB in WA)         $ _____________________
    [ ] LTC 24 [ ] LTC 36+ [ ] LTC 48+                * Not all Benefit Payment Options available in all states
    [ ] ___________________

[ ] Single Premium Variable Universal Life            [ ] LBR                   [ ] ___________________
Single Premium $ _____________________ OR             [ ] ____________          $ _____________________
Face Amount $ _____________________

Executive Benefits                                    [ ] ACSV (CSUL only)
[ ] CorpExec VUL ______ [ ] CSVUL [ ] CEUL [ ] CSUL
[ ] BOLI _____________                                [ ] LTR (CorpExec VUL only)
[ ] ______________                                    [ ] STR (CorpExec VUL, CSVUL, CEUL, CSUL only)
IRC Sec. 7702 Option: [ ] CVAT [ ] GPT                [ ] ____________
Face Amount $ ______________________                  $ ______________
Life Insurance Option:
    [ ] Level(1) [ ]Increasing(2)                     [ ] ____________
    [ ] Face Amount plus Adjusted Premium (3)         $ ______________
       (if applicable)
[ ] ____________
Planned Premium $ _________________
Initial Premium $ _________________
Unisex Issue: [ ] Yes [ ] No

[ ] _________________                                 [ ] __________________    [ ] __________________
Face Amount $ _______________________                 $ ____________________    $ ____________________
Planned Premium $ _________________
Initial Premium $ _________________

ALTERNATE AND ADDITIONAL POLICY REQUESTS (Complete plan, face amount, rider(s), rider amount, and dividend option requests below. If changes to other sections are being requested, provide instructions below or in Section Q.)
    [ ] Alternate   [ ] Additional               Plan: ___________________________  Face Amount: $ __________________________
                                                 Rider: __________________________  Rider Amount: $__________________________
                                                 Dividend Option: ___________________________________________________________
Instructions:_______________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

ICC08-209-500


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

                                                   (BAR CODE)
                                                   PART 1 07

J. PERSONAL INFORMATION

1.   IN THE LAST 5 YEARS, HAS THE PRIMARY INSURED OR ANY OTHER PROPOSED INSURED(S)

(a)  had their driver's license suspended or revoked? .........................................................   [ ] Yes   [ ] No

     If "Yes", indicate name or maiden name (if applicable) of person(s) applying for coverage and give details below including reason, driver's license # (if other than previously stated), State of license, and month and year of occurrence.

     Name                        Reason                  License #              State         Date (month/year)
     __________________________  ______________________  _____________________  ____________  _________________
     __________________________  ______________________  _____________________  ____________  _________________
     __________________________  ______________________  _____________________  ____________  _________________
     __________________________  ______________________  _____________________  ____________  _________________

(b)  plead guilty to, or been convicted of, or been imprisoned for any felony or misdemeanor, or are there any
     such charges currently pending? ..........................................................................   [ ] Yes   [ ] No

     If "Yes", indicate name or maiden name (if applicable) of person(s) applying for coverage and give details below, including reason, State, County, and month and year of occurrence.

     Name                        Reason                           State         County        Date (month/year)
     __________________________  _______________________________  ____________  ____________  _________________
     __________________________  _______________________________  ____________  ____________  _________________
     __________________________  _______________________________  ____________  ____________  _________________
     __________________________  _______________________________  ____________  ____________  _________________

(c)  been declined for issue, reinstatement or renewal of any type of life or health insurance? ...............   [ ] Yes   [ ] No

     If "Yes", indicate name or maiden name (if applicable) of person(s) applying for coverage, give company name (including New York Life), reason and date.

     Name                        Company                 Reason                               Date (month/year)
     __________________________  ______________________  ___________________________________  _________________
     __________________________  ______________________  ___________________________________  _________________
     __________________________  ______________________  ___________________________________  _________________
     __________________________  ______________________  ___________________________________  _________________

2.   IN THE NEXT 12 MONTHS DOES THE PRIMARY INSURED OR ANY PROPOSED INSURED PLAN TO TRAVEL OR RESIDE OUTSIDE
     THE U.S. OR CANADA? ......................................................................................   [ ] Yes   [ ] No

     If "Yes", indicate name of the person(s) applying for coverage, purpose of travel (personal or business), the country, the date(s) of travel and the duration(s) of stay.

     Name                           Purpose             Country                Date (month/year)  Duration
     _____________________________  __________________  _____________________  _________________  _____________
     _____________________________  __________________  _____________________  _________________  _____________
     _____________________________  __________________  _____________________  _________________  _____________
     _____________________________  __________________  _____________________  _________________  _____________

3.   IN THE LAST 12 MONTHS HAS THE PRIMARY INSURED OR ANY OTHER PROPOSED INSURED ENGAGED IN, OR INTEND TO
     ENGAGE IN WITHIN THE NEXT 12 MONTHS, ANY OF THE FOLLOWING:                                                   [ ] Yes   [ ] No

     If "Yes", check all that apply and complete Form Series 7663.

     [ ] SCUBA or skin diving; [ ] auto racing; [ ] motorcycle racing; [ ] power boat racing; [ ] snowmobile racing; [ ] all terrain vehicle (ATV) racing; or [ ] any other type of vehicle racing; [ ] sky diving; [ ]
     mountain climbing; [ ] helicopter skiing; [ ] cave exploration; [ ] hot air ballooning; [ ] rodeo riding;
     [ ] flying as civilian pilot; [ ] flying as a military pilot; [ ] ultralight; or [ ]
     hang-gliding; [ ] motorcycle, snowmobile, and/or all terrain vehicle (ATV) riding? - Circle all that apply.
     (FORM SERIES 7663 IS NOT REQUIRED IF LEISURE/NON-RACING ONLY.

     PROVIDE THE FOLLOWING DETAILS:

     INSURED'S NAME ______________ ANNUAL MILEAGE ___________ VEHICLE USED FOR ________________ SAFETY HELMET USED? [ ] YES [ ] NO)

K. OTHER COVERAGE (List each Proposed Insured and details of other coverage)

          Insured's Name        None  In Force  Pending                Company                      Amount       Personal  Business
------------------------------  ----  --------  -------  ------------------------------------  ----------------  --------  --------
______________________________   [ ]     [ ]      [ ]    ____________________________________  $_______________     [ ]       [ ]
______________________________   [ ]     [ ]      [ ]    ____________________________________  ________________     [ ]       [ ]
______________________________   [ ]     [ ]      [ ]    ____________________________________  ________________     [ ]       [ ]
______________________________   [ ]     [ ]      [ ]    ____________________________________  ________________     [ ]       [ ]

WHAT IS THE TOTAL AMOUNT OF ABOVE PENDING COVERAGE THAT WILL BE PLACED IN ALL COMPANIES FOR EACH INSURED? $_______________________
Use Section Q for Additional Details.

L. FINANCIAL INFORMATION

                                       Primary Insured                  Other Insured               Owner if not Primary Insured
                                 ---------------------------   ------------------------------   ----------------------------------
 Current Annual Earned Income
Current Annual Unearned Income
       Current Net Worth

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

                                                   (BARCODE)
                                                   PART 1 07

M. BUSINESS AND CREDITOR INSURANCE

Question 1 must be completed for all Business and Creditor Insurance. Complete Questions 2, 3 and 4, as applicable. If more space is needed, use Section Q, Additional Details.

1.   WILL AN EMPLOYER, INCLUDING A PARTNERSHIP, BE THE OWNER AND BENEFICIARY OF THE INSURANCE APPLIED FOR ON THE
     LIFE OF AN EMPLOYEE OR PARTNER?                                                                               [ ] YES  [ ] NO

     ("EMPLOYER" INCLUDES RELATED PARTIES, SUCH AS AN AFFILIATE OF THE BUSINESS, OR A BUSINESS OWNER PURCHASING
     THIS POLICY TO FUND A BUY/SELL AGREEMENT.) IF "YES", THE PROPOSED INSURED MUST ACKNOWLEDGE THE FOLLOWING
     STATEMENT BY INITIALING THE SPACE PROVIDED BELOW.

     I, the Proposed Insured, acknowledge and agree that: (1) my employer intends to insure my life; (2) I have been notified of the amount of insurance applied for on my life; (3) my employer will be a beneficiary of any policy proceeds payable upon my death; and (4) coverage may continue after my employment terminates.

                                                                                          PROPOSED INSURED'S INITIALS HERE: ______

     NOTICE TO OWNER: If "Yes" is checked above, you may be subject to IRS record keeping and annual reporting requirements relating to employer-owned life insurance contracts. Please consult with your tax advisor.

2.   (a) If BUY/SELL, what is the net income $ _______________________ and market value $_______________________
         of the business?

     (b) Does insured(s) have ownership in the business? If "Yes", list all owners and percent of ownership for each (for survivorship policy, list each insured and provide ownership percentage for
         each)._________________________________________________________________________________________________   [ ] Yes  [ ] No

         _______________________________________________________________________________________________________

     (c) Are all owners being insured? Provide details and amounts._____________________________________________   [ ] Yes  [ ] No

         _______________________________________________________________________________________________________

3.   (a) If KEY EMPLOYEE, provide reason why employee is key to the organization, and length of time employed.

         _______________________________________________________________________________________________________

         _______________________________________________________________________________________________________

     (b) Are all Key Employees being insured? Provide details and amounts. _____________________________________   [ ] Yes  [ ] No

         _______________________________________________________________________________________________________

         _______________________________________________________________________________________________________

4.   If CREDITOR COVERAGE, what is the loan amount $ _____________________, term __________ (years)__________
     (months), and purpose?
     Purpose ___________________________________________________________________________________________________
     If creditor requires collateral assignment, include completed collateral assignment with application.

N. TERM CONVERSION

Sections A, C, D, E, F, G and I of the application are also required for contractual conversions. For non-contractual conversions or changes, underwriting is required.

1.   POLICY NUMBER ____________________________ [ ] Term Policy   [ ] Term Rider   [ ] Conversion of Other Company's Term Insurance

     These term coverages can be attained age   [ ] OCI  [ ] DOT AD105 and after  [ ] TL AD 85 and prior  [ ] Conversion of Spouse
     converted (AATC):                          [ ] Conversion of Child   [ ] 1YT (Div. Opt.)

     AMOUNT TO BE CONVERTED: TERM POLICY $ ______________________ TERM RIDER $ __________________

     AMOUNT REMAINING IN FORCE: TERM POLICY $ ___________________ TERM RIDER $ __________________ (If no amount entered, remainder will be terminated)

     If there is an amount remaining in force that qualifies under the PTIS (Point in Scale) Program to be carried over to a term rider on the new base plan, are any of the following riders being applied for? [ ] New rider without underwriting (less than
     5 years from original issue and meets minimum amount rules) [ ] PTIS rider without underwriting (5 years or more from original issue date or does not meet minimum amount rules) [ ] New rider with underwriting required (Provide details in
     Section Q) Is a reduction in rating being requested?.......................................................   [ ] Yes  [ ] No

     If Waiver of Premium or MDW is being applied for, does the Primary Insured have a disability which prevents him/her from being actively at work?
     (If "Yes", provide details and dates in Section Q.)........................................................   [ ] Yes  [ ] No

     If you are applying for Waiver of Premium or MDW on the Primary Insured and the existing policy DOES NOT include this benefit, complete Sections J and P of this application.

2.   POLICY NUMBER ____________________________ [ ] Term Policy  [ ] Term Rider   [ ] Conversion of Other Company's Term Insurance

     These term coverages can be attained age   [ ] OCI   [ ] DOT AD105 and after   [ ] TL AD 85 and prior
     converted (AATC):                          [ ] Conversion of Spouse  [ ] Conversion of Child   [ ] 1YT (Div. Opt.)

     AMOUNT TO BE CONVERTED: TERM POLICY $ ______________________ TERM RIDER $ __________________

     AMOUNT REMAINING IN FORCE: TERM POLICY $ ___________________ TERM RIDER $ __________________ (If no amount entered, remainder will be terminated)

     If there is an amount remaining in force that qualifies under the PTIS (Point in Scale) Program to be carried over to a term rider on the new base plan, are any of the following riders being applied for? [ ] New rider without underwriting (less than 5 years from original issue and meets minimum amount rules) PTIS rider without underwriting (5 years or more from original issue date or does not meet minimum amount rules) [ ] New rider with underwriting required (Provide details in Section Q) Is a
     reduction in rating being requested?.......................................................................   [ ] Yes  [ ] No

     If Waiver of Premium or MDW is being applied for, does the Primary Insured have a disability which prevents him/her from being actively at work?
     (If "Yes", provide details and dates in Section Q.)........................................................   [ ] Yes  [ ] No

     If you are applying for Waiver of Premium or MDW on the Primary Insured and the existing policy DOES NOT include this benefit, complete Sections J and P of this application.

FOR ATTAINED AGE TERM CONVERSIONS THE FOLLOWING APPLY:

There will be no insurance in effect on the new policy prior to the policy date given in the policy or policy date specified here
____/_____/______, and coverage on the new policy will not begin until the coverage being converted has been terminated.

I agree that any monies due from a Conversion of a NYLIC or NYLAZ policy to a NYLIC Life policy will be credited to the Dividend
Option of the new life conversion policy. I agree that any monies due from a Conversion of a NYLIC or NYLAZ policy to a NYLIAC
Life Policy will be credited to the Initial Premium, which will be increased to equal the credit applied to my NYLIAC policy when the credit is greater than the requested Initial Premium of the new life conversion policy.

SWL/SVUL/SUL policies pay a death benefit on the second death only, and no death benefits are payable on a first death.

The items in the Temporary Coverage Agreement and the Signature Section of this application apply even when a NYLAZ policy is being converted or when the new policy is issued by NYLIAC, a subsidiary of NYLIC.

O. GUARANTEED INSURABILITY OPTION DATE (PPO AND GIR)

Scheduled Option Date:  Mo. ________ Day ________ Year________

Date of   [ ] marriage    [ ] birth    [ ] adoption Mo. ________ Day ________ Year________   Submit proof of event.

ICC08-209-500

                                                              (BARCODE)
                                                           SECTION P 0 1

                            DO NOT COMPLETE IF ANY OTHER TYPE OF MEDICAL EXAMINATION PART II IS REQUIRED.
P. NON-MEDICAL HEALTH QUESTIONNAIRE

First Name                Middle Name                 Last Name              Height ______ ft. _______ in.     Weight ______ lbs.

(For each additional insured, please use a separate Additional Insured Non-Medical Health Questionnaire)
1. Primary physician or health care provider information: [ ] None   Name __________________________________________________________
   Address ______________________________________________________________________________ Phone number (_____) ______-______________
   Date of last visit: ______ /______ /______ Reason for visit: ____________________________________________________________________

   Treatment or medication provided: (Provide details, name and dosage) ____________________________________________________________

2. List all prescribed medications taken on a regular basis in the last 12 months: (Include reason taken, dosage and frequency) __________________________________________________________________________________________________________________
   _________________________________________________________________________________________________________________________________

3. In the last ten (10) years, has the Proposed Insured been diagnosed, treated, tested positive for or been given medical advice by a member of the medical profession for: (If "Yes", circle all conditions that apply)
   a. Elevated blood pressure, chest discomfort, heart disorder, angina, murmur or irregular pulse? ................ [ ] Yes  [ ] No
   b. Elevated blood sugar or diabetes? ............................................................................ [ ] Yes  [ ] No
   c. Asthma, shortness of breath, chronic bronchitis (COPD), emphysema, lung disorder or any type of sleep disorder? .............................................................................................. [ ] Yes  [ ] No
   d. Cancer, tumor, melanoma, leukemia, Hodgkins or any other lymphoma? ........................................... [ ] Yes  [ ] No
   e. Multiple sclerosis; epilepsy, seizures; mental retardation; memory loss or other neurological disorder? ...... [ ] Yes  [ ] No
   f. Pancreatitis; hepatitis; cirrhosis, liver disorder, anemia or other blood disorder? .......................... [ ] Yes  [ ] No
   g. Stroke, transient ischemic attack (TIA) or other circulatory disorder? ....................................... [ ] Yes  [ ] No
   h. Kidney disorder; protein or blood in the urine, urinary tract disorder or elevated PSA? ...................... [ ] Yes  [ ] No
   i. Colitis; blood in stool; intestinal polyps or other intestinal disorder? ..................................... [ ] Yes  [ ] No
   j. Muscle weakness; bone or back disorder; arthritis; lupus or other connective tissue disorder? ................ [ ] Yes  [ ] No
   k. Any psychiatric or mental health condition (include counseling or hospitalization)? .......................... [ ] Yes  [ ] No
   l. Drug or alcohol use, used cocaine or other controlled substances (other than as prescribed by a physician), or been counseled or hospitalized for drug or alcohol use? ................................................... [ ] Yes  [ ] No

4. In the last ten (10) years, has the Proposed Insured been diagnosed by a member of the medical profession or tested positive for Human Immunodeficiency Virus (AIDS virus) or Acquired Immune Deficiency Syndrome (AIDS)? .... [ ] Yes  [ ] No

5. In the last two (2) years, has the Proposed Insured had any of the following for which advice of a medical professional was not sought:
   chest pain or pressure, blood in urine, rectal bleeding, blood in stool, loss of consciousness, recurrent shortness of breath, persistent cough, or persistent fever? (If "Yes", circle all conditions that apply) ........ [ ] Yes  [ ] No

6. In the last two (2) years, other than as already stated, has the Proposed Insured:
   a. Had any surgery or been recommended to have surgery? ......................................................... [ ] Yes  [ ] No
   b. Had any diagnostic tests (excluding HIV tests) or been recommended to have any diagnostic test other than already stated?
      (Such as but not limited to an X-ray, CT scan, stress test, MRI or ultrasound other than for pregnancy) ...... [ ] Yes  [ ] No
   c. Been unable to work, unable to attend school or been disabled for 30 days or more? ........................... [ ] Yes  [ ] No

7. Among Proposed Insured's natural parents, brothers or sisters, is there any history of angina, heart disorder, stroke, diabetes or cancer?
   (If "Yes", please provide relationship, age of onset and subsequent history in details below; provide type or location if cancer history.) .................................................................................... [ ] Yes  [ ] No

8. Has Proposed Insured lost weight in the last year? (If "Yes", please provide how many lbs. lost and reason in details below.) ................................................................................................. [ ] Yes  [ ] No

9. Complete the following questions if the Proposed Insured is actual age 70 or over:
   a. Within the last 2 years, has the Proposed Insured been unable to participate in normal activities or been confined at home? ............................................................................................ [ ] Yes  [ ] No
   b. Does the Proposed Insured live in a facility that provides him or her with personal care? .................... [ ] Yes  [ ] No
   c. Has the Proposed Insured been hospitalized or evaluated, counseled or treated by a member of the medical profession for memory problems or disorientation? ............................................................ [ ] Yes  [ ] No
   d. Within the last 2 years, has the Proposed Insured had a fall resulting in a fracture, or been bed-ridden for 2 weeks or more, or has the Proposed Insured required assistance in walking, eating, bathing, toileting, or dressing? (Circle all that apply) ......................................................................... [ ] Yes  [ ] No

Give full details (including addresses and phone numbers of doctors) for all questions answered "Yes" above. If more space is needed, please use Section Q.

                                                                                        Onset    Recovery    Doctors, Hospitals and
Ques. No.   Reason - Include diagnosis, treatment, medication, surgery and outcomes   Mo. Year   Mo. Year   Medical Facilities Info
---------   -----------------------------------------------------------------------   --- ----   --- ----   ------------------------
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

ICCC08-209-500

                                                              (BARCODE)
                                                             PART 1 0 8

Q. ADDITIONAL DETAILS

Please refer to each section letter when providing additional details and remarks.
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

ICC08-209-500

                                   (BAR CODE)
                                   PART 1 0 9

                                          COMPLETE ONLY FOR COVERAGE ON ADDITIONAL INSUREDS

ADDITIONAL INSURED

Completion of Additional Insured Non-Medical Health Questionnaire is required.

First Name            Middle Name                 Last Name                   Suffix         [ ] Male     Date of Birth (mm/dd/yyyy)
                                                                                             [ ] Female

Residence: Street            City                 State                  Country             Zip

[ ] Social Security No. or [ ] Tax ID No. [ ] Exempt [ ] Applied for Driver's License No.  State [ ] None             Relationship
                                                                                                     (Provide details to Primary
                                                                                                     in Section Q)    Insured

Country of Citizenship         Country of Birth          State of Birth      How Long Living in the USA?
                                                                             [ ] Since Birth    OR    Years        Months

Immigration Visa or Work Authorization (If other than a US citizen)           Expiration:                   OCCUPATION
Type                                                            Number        Month       Year

Employer Name:                 Street                     City                   State             Country            Zip

IF AGE 18 OR OVER, HAS PROPOSED INSURED USED TOBACCO, NICOTINE OR ANY NICOTINE SUBSTITUTION PRODUCT IN ANY FORM IN THE LAST FIVE
YEARS? [ ]YES   [ ]NO
If "Yes", provide type ________________________________________ and date of last use (Month) __________ (Year) __________

IF PROPOSED INSURED IS UNDER AGE 14 YEARS 6 MONTHS (15 YEARS IN NC; 18 YEARS IN PA), COMPLETE THE FOLLOWING QUESTIONS.
Amount of in-force insurance on parent(s) and guardian(s): $___________________________________ [ ] None
Are all other children in the family insured or to be insured for an amount at least equal to that on the Proposed
Insured? [ ] Yes [ ] No
(If "No", provide details in Section Q)

NAMED BENEFICIARIES [ ] Same as Owner [ ] Trust [ ] UTMA/UGMA (For Trust or UTMA/UGMA, provide details in Section Q) [ ] PER STIRPES

ORDER   FULL NAME (FIRST, MIDDLE, LAST)                                       RELATIONSHIP TO PROPOSED INSURED      SHARE

_____   ___________________________________________________________________   ___________________________________   ________________

_____   ___________________________________________________________________   ___________________________________   ________________

_____   ___________________________________________________________________   ___________________________________   ________________

_____   ___________________________________________________________________   ___________________________________   ________________

CONTACT INFORMATION

[ ] Same as Primary Insured

Contact Primary Insured at: (List both and check primary) [ ] Home Tel. Number: ( __________ ) ___________________
[ ] Business Tel. Number: ( __________ ) ___________________
Best Time to Call: Between _________ [ ] AM [ ] PM and _________ [ ] AM  [ ] PM (Please indicate widest time interval)
Time zone: [ ] EST [ ] CST [ ] MST  [ ] PST [ ] AST [ ] HST    Special Instructions, if any ________________________________________

In which language and dialect(s) was the sales interview conducted? Language _________________________ Dialect _____________________

                                                          First Name            Last Name           Relationship to Proposed Insured
Who acted as interpreter? [ ] Agent [ ] Other:

If the Proposed Insured requires special services for the hearing impaired, indicate the service required. _________________________
_______________________________________

CHILDREN'S INSURANCE INFORMATION (CI AND FAMILY PROTECTION PLAN)

First Name          Middle Name        Last Name                      Date of Birth  Relationship to  Social Security
                                                          [ ] Male    (mm/dd/yyyy)   Primary Insured  [ ] No. ______________________
                                                          [ ] Female                                  [ ] Exempt [ ] Applied for

First Name          Middle Name        Last Name                      Date of Birth  Relationship to  Social Security
                                                          [ ] Male    (mm/dd/yyyy)   Primary Insured  [ ] No. ______________________
                                                          [ ] Female                                  [ ] Exempt [ ] Applied for

First Name          Middle Name        Last Name                      Date of Birth  Relationship to  Social Security
                                                          [ ] Male    (mm/dd/yyyy)   Primary Insured  [ ] No. ______________________
                                                          [ ] Female                                  [ ] Exempt [ ] Applied for

First Name          Middle Name        Last Name                      Date of Birth  Relationship to  Social Security
                                                          [ ] Male    (mm/dd/yyyy)   Primary Insured  [ ] No. ______________________
                                                          [ ] Female                                  [ ] Exempt [ ] Applied for

NAMED BENEFICIARIES [ ] Same as Owner

ORDER   FULL NAME (FIRST, MIDDLE, LAST)                                       RELATIONSHIP TO PROPOSED INSURED      SHARE

_____   ___________________________________________________________________   ___________________________________   ________________

_____   ___________________________________________________________________   ___________________________________   ________________

1.   Has any child proposed for coverage, displayed any physical or mental impairment due to illness, injury or birth defect or is any child currently taking prescribed medication on a regular basis? (If "Yes", provide
     details, including reason, dosage, and frequency in Section Q) ...........................................     [ ] Yes   [ ] No

2.   In the last 5 years, has any child proposed for coverage been hospitalized or been unable to attend school
     regularly? (If "Yes", provide details in Section Q) ......................................................     [ ] Yes   [ ] No

ICC08-209-500

                                                             (BAR CODE)
                                                            SECTION P 01

                            DO NOT COMPLETE IF ANY OTHER TYPE OF MEDICAL EXAMINATION PART II IS REQUIRED.

ADDITIONAL INSURED NON-MEDICAL HEALTH QUESTIONNAIRE

First Name                            Middle Name                 Last Name              Height ____ ft. ____ in.   Weight _____lbs.

(For each additional insured, please use a separate Additional Insured Non-Medical Health Questionnaire)

1. Primary physician or health care provider information: [ ] None   Name _________________________________________________________
   Address ____________________________________________________________________________ Phone number ( _____ ) ______-_____________
   Date of last visit: ______ /______ /______ Reason for visit: ___________________________________________________________________
   Treatment or medication provided: (Provide details, name and dosage) ___________________________________________________________
2. List all prescribed medications taken on a regular basis in the last 12 months: (Include reason taken, dosage and frequency) ___

   ________________________________________________________________________________________________________________________________
3. In the last ten (10) years, has the Proposed Insured been diagnosed, treated, tested positive for or been given medical advice by a member of the medical profession for: (If "Yes", circle all conditions that apply)
   a. Elevated blood pressure, chest discomfort, heart disorder, angina, murmur or irregular pulse? ............    [ ] Yes   [ ] No
   b. Elevated blood sugar or diabetes?                                                                             [ ] Yes   [ ] No
   c. Asthma, shortness of breath, chronic bronchitis (COPD), emphysema, lung disorder or any type of sleep.....
      disorder?                                                                                                     [ ] Yes   [ ] No
   d. Cancer, tumor, melanoma, leukemia, Hodgkins or any other lymphoma?                                            [ ] Yes   [ ] No
   e. Multiple sclerosis; epilepsy, seizures; mental retardation; memory loss or other neurological disorder?...    [ ] Yes   [ ] No
   f. Pancreatitis; hepatitis; cirrhosis, liver disorder, anemia or other blood disorder?.......................    [ ] Yes   [ ] No
   g. Stroke, transient ischemic attack (TIA) or other circulatory disorder?....................................    [ ] Yes   [ ] No
   h. Kidney disorder; protein or blood in the urine, urinary tract disorder or elevated PSA?...................    [ ] Yes   [ ] No
   i. Colitis; blood in stool; intestinal polyps or other intestinal disorder?..................................    [ ] Yes   [ ] No
   j. Muscle weakness; bone or back disorder; arthritis; lupus or other connective tissue disorder?.............    [ ] Yes   [ ] No
   k. Any psychiatric or mental health condition (include counseling or hospitalization)?.......................    [ ] Yes   [ ] No
   l. Drug or alcohol use, used cocaine or other controlled substances (other than as prescribed by a physician),
      or been counseled or hospitalized for drug or alcohol use? ................................................   [ ] Yes   [ ] No

4. In the last ten (10) years, has the Proposed Insured been diagnosed by a member of the medical profession or
   tested positive for Human Immunodeficiency Virus (AIDS virus) or Acquired Immune Deficiency Syndrome (AIDS)?..   [ ] Yes   [ ] No

5. In the last two (2) years, has the Proposed Insured had any of the following for which advice of a medical professional was not sought: chest pain or pressure, blood in urine, rectal bleeding, blood in stool, loss of consciousness, recurrent shortness of breath, persistent cough, or persistent fever? (If "Yes", circle all
   conditions that apply).........................................................................................  [ ] Yes   [ ] No

6. In the last two (2) years, other than as already stated, has the Proposed Insured: ............................  [ ] Yes   [ ] No

   a. Had any surgery or been recommended to have surgery?........................................................  [ ] Yes   [ ] No
   b. Had any diagnostic tests (excluding HIV tests) or been recommended to have any diagnostic test other than already stated? (Such as but not limited to an X-ray, CT scan, stress test, MRI or ultrasound other than
      for pregnancy)..............................................................................................  [ ] Yes   [ ] No
   c. Been unable to work, unable to attend school or been disabled for 30 days or more? .........................  [ ] Yes   [ ] No

7. Among Proposed Insured's natural parents, brothers or sisters, is there any history of angina, heart disorder, stroke, diabetes or cancer?
   (If "Yes", please provide relationship, age of onset and subsequent history in details below; provide type or
   location if cancer history.) .................................................................................   [ ] Yes   [ ] No

8. Has Proposed Insured lost weight in the last year? (If "Yes", please provide how many lbs. lost and reason in
   details below.)...............................................................................................   [ ] Yes   [ ] No

9. Complete the following questions if the Proposed Insured is actual age 70 or over: ...........................   [ ] Yes   [ ] No

   a. Within the last 2 years, has the Proposed Insured been unable to participate in normal activities or been
      confined at home? .........................................................................................   [ ] Yes   [ ] No
   b. Does the Proposed Insured live in a facility that provides him or her with personal care? .................   [ ] Yes   [ ] No
   c. Has the Proposed Insured been hospitalized or evaluated, counseled or treated by a member of the medical
      profession for memory problems or disorientation? .........................................................   [ ] Yes   [ ] No
   d. Within the last 2 years, has the Proposed Insured had a fall resulting in a fracture, or been bed-ridden for 2 weeks or more, or has the Proposed Insured required assistance in walking, eating, bathing,
      toileting, or dressing? (Circle all that apply) ...........................................................   [ ] Yes   [ ] No

Give full details (including addresses and phone numbers of doctors) for all questions answered "Yes" above. If more space is needed, please use Section Q.

            Reason - Include diagnosis, treatment,    Onset     Recovery    Doctors, Hospitals and
Ques. No.      medication, surgery and outcomes      Mo. Year   Mo. Year   Medical Facilities Info
---------   --------------------------------------   --------   --------   -----------------------
__________________________________________________________________________________________________

ICC08-209-500

                                                             (BAR CODE)
                                                           C - O - M   0 1

                                           CHECK-O-MATIC (C-O-M) - NEW BUSINESS CASES ONLY

1.   New York Life Insurance Company, New York Life Insurance and Annuity Corporation or NYLIFE Insurance Company of Arizona, as
     indicated in this application, will direct the transfer of funds from the account you designate. This transfer will be used to pay premiums on the policy (policies) and/or monthly Option to Purchase Paid-up Additions (OPP) premiums. This transfer will be done each month on a regular schedule established by us. You will not receive premium notices while this arrangement is in effect.

2.   This arrangement does not change the premium due dates specified in the policy and it does not extend any of the grace or late periods for paying these premiums. The policy or policies will lapse at the end of the grace or late period if the premium remains unpaid.

3.   Any policy included under this arrangement is subject to our minimum and maximum premium and OPP premium rules.

4.   The arrangement will apply to the policies listed below and will cover all future premiums and any current premiums that have not yet been paid.

COMPLETE INFORMATION BELOW:

PRIMARY INSURED'S NAME: ____________________________________________________________________________________________________________

POLICY NUMBER ______________________________________________________________________________________________________________________

INDICATE TYPE:

     [ ] Single Check-O-Matic                   [ ] Check-O-Matic OPP                         [ ] Savings Account

     [ ] Multiple Check-O-Matic   Previous Case Reference Number or Policy Number __________________________________________________

     [ ] Add to Check-O-Matic     Previous Case Reference Number or Policy Number __________________________________________________

                                  Concurrent Insured's Name _____________________________________ Date of Birth: ______/_____/______

                               IF USING A CHECKING ACCOUNT, ATTACH A SAMPLE CHECK MARKED "VOID" HERE.
                                PLEASE ATTACH WITH CLEAR TAPE ON TOP EDGE OF CHECK. (DO NOT STAPLE).
                                       A DEPOSIT SLIP IS NOT ACCEPTABLE FOR CHECKING ACCOUNTS.

                            IF USING A SAVINGS ACCOUNT, ATTACH A SAMPLE DEPOSIT SLIP MARKED "VOID" HERE.

                          IF THE PAYMENT IS COMING FROM A 3RD PARTY PAYER, THE PAYER MUST COMPLETE THE 3RD
                                                      PARTY PAYER INFORMATION.

                                                     3RD PARTY PAYER INFORMATION

A 3rd party payer is someone other than the designated Policyowner or insured of the policy. If payment is coming from a 3rd party, the payer will need to complete the information below. IF THIS INFORMATION IS NOT PROVIDED, YOUR REQUEST FOR THE CHECK-O-MATIC
PREMIUM PAYMENT OPTION CANNOT BE PROCESSED.

Name: __________________________________________________________________________________   Date of Birth: __________________________
      First Name                Middle Initial          Last Name

Address (Street, City, State, and Zip Code REQUIRED. P.O. BOX NOT ACCEPTABLE): _____________________________________________________
____________________________________________________________________________________________________________________________________

Relationship to the Policyowner: ___________________________________________________________________________________________________

                            AUTHORIZATION STATEMENT FOR CHECK-O-MATIC (APPLIES TO PREMIUM PAYMENTS ONLY)

I understand that I may discontinue this payment arrangement by notifying the Insurer. The Owner of each policy may discontinue it for his or her own policy. The arrangement ends on the day the Insurer receives the notice.

By initialing below I/We authorize New York Life Insurance Company or one of its subsidiaries to make monthly withdrawals from the account named above. I/We also authorize the Financial Institution named above to debit my/our account accordingly:

INITIALS OF DEPOSITOR(S) X ________ Is the Depositor the Policyowner? [ ] Yes [ ] No
If "No", Depositor is [ ] Primary Insured [ ] Applicant [ ] Payer (Check all that apply)

CC08-209-500

                                                             (BAR CODE)
                                                          P A R T 1   1 0

                                                       STATEMENT OF AGREEMENT

THOSE PERSONS WHO SIGN THIS APPLICATION AGREE THAT:

1.   All of the statements, which are part of the application, are correctly recorded, and are complete and true to the best of the knowledge and belief of those persons who made them. Answers that are not true and complete may, subject to the policy's
     Incontestability Provision, invalidate coverage.

2.   No agent or medical examiner has any right to accept risks, make or change contracts, or give up New York Life Insurance
     Company's, New York Life Insurance and Annuity Corporation's or NYLIFE Insurance Company of Arizona's rights or requirements.

3.   "Cash Paid" with the application with respect to a new policy or additional benefit, provides a limited amount of temporary coverage for up to 90 days, if the terms and conditions of the Temporary Coverage Agreement are met. Temporary coverage is not provided if a policy or benefit is applied for under the terms of a conversion privilege or a guaranteed insurability option, or if reinstatement is applied for.

4.   The policy date is the date from which premiums are calculated and become due. The effective date is the date the policy is delivered and the first premium is paid. Unless temporary coverage is obtained, coverage does not begin until the effective date. If the policy date is earlier than the effective date of coverage, the Policyowner pays a premium calculated beginning on that earlier policy date although coverage does not begin until the effective date.

     At the time of application, or on or before the effective date, the Applicant or Policyowner can select a policy date. The policy date may be chosen to correspond to the effective date, to obtain a lower premium rate based on a younger insurance age, because it is preferable to pay premiums on that date or have policy values accrue as of that date, or for other reasons. If no
     Chosen Policy Date is selected, and if no temporary coverage is obtained, the date that the policy is issued will be the policy date. It is further agreed and understood that if the policy applied for is a universal life product, interest will not be credited on the policy until the premium is received by the service office.

5.   By paying premiums on a basis more frequently than annually, that is monthly, quarterly, semi-annually, NYL-A-Plan, or by
     Check-O-Matic, the total premium paid during one year's time will be greater than if the premium were paid once each year, or annually. In other words, the cost of paying annualized periodic payments will be more than the cost of paying one annual premium. This applies to all products issued by New York Life Insurance Company and NYLIFE Insurance Company of Arizona.

6.   WARNING: The arrangement of a sale, transfer or assignment of this policy, prior to or within a period of time specified by state law after the date the policy was issued, to a third party, such as a viatical settlement entity, a life settlement entity, other secondary market provider or premium financing entity, may violate the law of your state of residence. If there are any questions pertaining to these matters please consult with your legal advisor.

NOTICE: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE STATEMENT IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIMINAL OFFENSE AND
SUBJECT TO PENALTIES UNDER STATE LAW.

                                                            ILLUSTRATION

DO NOT COMPLETE THIS SECTION IF:

1. A SIGNED ILLUSTRATION IS NOT REQUIRED BY LAW; OR 2. AN ILLUSTRATION WAS SIGNED AND MATCHES THE POLICY APPLIED FOR.

I, the Applicant, did not sign an illustration because:

     [ ] An illustration was not shown or given to me.

     [ ] An illustration was shown or given to me, but the policy applied for is different from the illustration.

     [ ] An illustration was displayed to me on a screen. The displayed illustration matches the policy applied for, but no printed copy of the illustration was furnished. The illustration on the screen included the following personal and policy information:

         Type of Policy ____________________________________________ Proposed Insured ______________________________________________

         Initial Death Benefit _____________________________________ Rating/Class __________________________________________________

         Dividend Option ___________________________________________ Age ____________________      Sex _____________________________

I acknowledge that I did not sign an illustration for the reason stated above and I understand that an illustration matching the policy as issued will be provided for signature no later than at the time the policy is delivered.

                                                            CUSTOMER COPY

ICC08-209-500

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                       (BAR CODE)
                                                        PART 1 10

                                                 STATEMENT OF AGREEMENT

THOSE PERSONS WHO SIGN THIS APPLICATION AGREE THAT:

1.   All of the statements, which are part of the application, are correctly recorded, and are complete and true to the best of the knowledge and belief of those persons who made them. Answers that are not true and complete may, subject to the policy's Incontestability Provision, invalidate coverage.

2.   No agent or medical examiner has any right to accept risks, make or change contracts, or give up New York Life
     Insurance Company's, New York Life Insurance and Annuity Corporation's or NYLIFE Insurance Company of Arizona's
     rights or requirements.

3.   "Cash Paid" with the application with respect to a new policy or additional benefit, provides a limited amount of temporary coverage for up to 90 days, if the terms and conditions of the Temporary Coverage Agreement are met.
     Temporary coverage is not provided if a policy or benefit is applied for under the terms of a conversion privilege or a guaranteed insurability option, or if reinstatement is applied for.

4.   The policy date is the date from which premiums are calculated and become due. The effective date is the date the policy is delivered and the first premium is paid. Unless temporary coverage is obtained, coverage does not begin until the effective date. If the policy date is earlier than the effective date of coverage, the Policyowner pays a premium calculated beginning on that earlier policy date although coverage does not begin until the effective date.

     At the time of application, or on or before the effective date, the Applicant or Policyowner can select a policy date. The policy date may be chosen to correspond to the effective date, to obtain a lower premium rate based on a younger insurance age, because it is preferable to pay premiums on that date or have policy values accrue as of that date, or for other reasons. If no Chosen Policy Date is selected, and if no temporary coverage is obtained, the date that the policy is issued will be the policy date. It is further agreed and understood that if the policy applied for is a universal life product, interest will not be credited on the policy until the premium is received by the service office.

5.   By paying premiums on a basis more frequently than annually, that is monthly, quarterly, semi-annually, NYL-A-Plan, or by Check-O-Matic, the total premium paid during one year's time will be greater than if the premium were paid once each year, or annually. In other words, the cost of paying annualized periodic payments will be more than the cost of paying one annual premium. This applies to all products issued by New York Life Insurance Company and
     NYLIFE Insurance Company of Arizona.

6.   WARNING: The arrangement of a sale, transfer or assignment of this policy, prior to or within a period of time specified by state law after the date the policy was issued, to a third party, such as a viatical settlement entity, a life settlement entity, other secondary market provider or premium financing entity, may violate the law of your state of residence. If there are any questions pertaining to these matters please consult with your legal advisor.

NOTICE: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE STATEMENT IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIMINAL
OFFENSE AND SUBJECT TO PENALTIES UNDER STATE LAW.

                                                      ILLUSTRATION

DO NOT COMPLETE THIS SECTION IF:

1. A SIGNED ILLUSTRATION IS NOT REQUIRED BY LAW; OR 2. AN ILLUSTRATION WAS SIGNED AND MATCHES THE POLICY APPLIED FOR.

I, the Applicant, did not sign an illustration because:

     [ ]  An illustration was not shown or given to me.

     [ ]  An illustration was shown or given to me, but the policy applied for is different from the illustration.

     [ ]  An illustration was displayed to me on a screen. The displayed illustration matches the policy applied for, but no printed copy of the illustration was furnished. The illustration on the screen included the following personal and policy information:

          Type of Policy ________________________________________   Proposed Insured ________________________________________

          Initial Death Benefit _________________________________   Rating/Class ____________________________________________

          Dividend Option _______________________________________   Age _______________   Sex _______________________________

I acknowledge that I did not sign an illustration for the reason stated above and I understand that an illustration matching the policy as issued will be provided for signature no later than at the time the policy is delivered.

ICC08-209-500

                                                       (BAR CODE)
                                                        PART 1 11

                                                   TAX CERTIFICATION

Under penalties of perjury, I (as the Owner named in Section A or C) certify that: (1) the Social Security or Employer
ID Number shown in this application is my correct taxpayer identification number, or I am awaiting a number to be issued to me (noted as "applied for" in Section A or C) AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding (Cross out item 2 if the IRS has notified you that you are subject to backup withholding.) and (3) I am a
U.S. person (including a U.S. resident alien).

                                                    ACKNOWLEDGEMENT

I, the Proposed Insured, have been given a copy of "Information Practices Related to Underwriting Your Application"
which tells how New York Life Insurance Company, New York Life Insurance and Annuity Corporation and NYLIFE Insurance
Company of Arizona obtain and use data about me. It includes the notice required by the State and Federal Fair Credit
Reporting Acts and a description of MIB, Inc. (Medical Information Bureau). I know that my application cannot be processed if I do not sign the Authorization below.

                                                      AUTHORIZATION

In this Authorization, "I", "my" and "me" mean the Proposed Insured, "the Insurer" means New York Life Insurance
Company, New York Life Insurance and Annuity Corporation, and NYLIFE Insurance Company of Arizona and their respective agents, employees, and representatives. In order to see if (and on what basis) I qualify for the insurance applied for or any other insurance offered by any of the insurers identified above, I authorize the following:

MEDICAL INFORMATION Physicians or practitioners; hospitals; medical or medically related facilities; pharmacies, pharmacy benefit managers or medical information retrieval services; laboratories; insurance companies; or MIB may give to the Insurer (or any consumer reporting agency acting on its behalf) and to any of its reinsurers, at my request, copies of the record or other data that they may have about my physical and mental health, and my prescription drug history. This includes all protected health information and any health information I have previously requested be withheld from further disclosure, and including my history, their findings, diagnoses and treatment. Mental health professionals may provide their records of my diagnosis, functional status, treatment plan, symptoms, prognosis, progress to date, medication prescription and monitoring, and clinical test results.

OTHER UNDERWRITING INFORMATION MIB, other insurance companies and consumer reporting agencies may give to the Insurer and to any of its reinsurers data about my: driving record; any criminal activity or association; hazardous sport or aviation activity; use of alcohol or drugs; any claim of eligibility for disability income benefits; other applications for life insurance; and other policies of life insurance.

EXAMINATIONS AND TESTS The Insurer may obtain physical examinations or medical tests deemed necessary to underwrite my application. These tests (where permitted by law) may include, but are not limited to, electrocardiograms, chest x-rays and tests of blood and urine to determine, among other things, exposure to causative agents of disease (for example, exposure to the AIDS virus) and the presence of drugs. However, a separate notification/authorization form will be provided with respect to testing for the AIDS virus.

INVESTIGATIVE CONSUMER REPORT The Insurer may obtain an investigative consumer report and may give the consumer reporting agency information concerning the amount and type of my coverage and my use, if any, of tobacco. The report may add to or confirm the types of data mentioned above. It may also contain data about: my identity; age; residence;
marital status; past and present jobs (including work duties); economic conditions; driving record; personal and business reputation in the community; and mode of living; but will not include any information relating directly or indirectly to sexual orientation.

IDENTIFICATION To obtain the data described above, the Insurer may give my name, address, and date and place of birth to the above persons or organization.

RELEASE OF INFORMATION TO OTHERS The Insurer may give data about me that affects my insurability to: its subsidiaries;
its affiliates; its parent company; its agents and their staffs; its reinsurers; and the Insurer and its reinsurers may give such data to MIB, including data about any life insurance policy(ies) Insurer issues on me. However, this will not be done in connection with information relating to the AIDS virus.

I also authorize the release of these same types of data about any of my children who are to be insured. This
Authorization may be used for a period of 24 months from the date signed below unless sooner revoked. I may revoke this
Authorization at anytime by notifying the Insurer in writing. This revocation will not be effective to the extent the
Insurer or any other person already has disclosed or collected information or taken other action in reliance on it. The information the Insurer obtains through this Authorization may become subject to further disclosure. For example, the
Insurer may be required to provide it to an insurance regulatory or other government agency. In this case, the information may no longer be protected by the rules governing this Authorization. A photocopy of this Authorization and request form shall be as valid as the original. I know that I may request a copy of this Authorization. (Please provide a copy to me. ______________________ initial if requested).

                           THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY
             PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                                                       SIGNATURES

BY SIGNING BELOW, I/WE UNDERSTAND THAT I/WE ACKNOWLEDGE AND AGREE TO ALL OF THE STATEMENTS AND REPRESENTATIONS MADE IN
THIS APPLICATION, INCLUDING SECTIONS ENTITLED BUSINESS AND CREDITOR INSURANCE (IF APPLICABLE), STATEMENT OF AGREEMENT,
ILLUSTRATION (IF APPLICABLE), CHECK-O-MATIC (IF APPLICABLE), TAX CERTIFICATION, ACKNOWLEDGEMENT AND AUTHORIZATION. I/WE
ACCEPT AND ADOPT AS TRUE ALL STATEMENTS MADE BY THE PROPOSED INSURED(S) IN THIS APPLICATION.


X                                                               Signed at                               On
  -----------------------------------------------------------             -----------------------------    -------------
Signature of the Primary Insured (Parent or Guardian if                            (City, State)            (MM/DD/YYYY)
under 14 years 6 months; 15 years in NC; 18 years in PA)


X
  -----------------------------------------------------------   --------------------------------------------------------
Signature of the Owner if Other than the Primary Insured        Title if signed on behalf of Corporation, Trust, etc.


X                                                               X
  -----------------------------------------------------------     ------------------------------------------------------
Signature of Applicant if Other than Primary Insured or Owner   Signature of Other Insured


X                                                               X
  -----------------------------------------------------------     ------------------------------------------------------
Signature of Other Insured                                      Signature of Other Insured


X
  -----------------------------------------------------------
Other Required Signature

I Certify I have truly and accurately recorded all answers given to me.


X                                                               X
  -----------------------------------------------------------     ------------------------------------------------------

Signature of Agent/Witness                                      Countersigned by Licensed Resident Agent (if required)


X
  -----------------------------------------------------------   --------------------------------------------------------
Signature of Agent/Witness                                      Countersigned Code #

ICC08-209-500

                                   (BAR CODE)
                                   PART 1 12

          [ ] NEW YORK LIFE INSURANCE COMPANY (NYLIC)

          [ ] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)

          [ ] NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ)

           RECEIPT AND TEMPORARY COVERAGE AGREEMENT (the "Agreement")
                               (limited in amount)

Received from ___________________________________________ on ___________________
the sum of $ _______________________. This amount is specified in Section H. of the application Part I bearing the same date and number as this receipt.


-------------------------------------
          Agent's Signature

In this Agreement, the words "we", "us", and "our" mean the Insurer checked above and the words "you" and "your" mean the Applicant.

We acknowledge receipt of your application for a life insurance policy, and of your payment to us in the amount noted above. Any check tendered must be made payable to New York Life Insurance Company or New York Life Insurance and Annuity Corporation or NYLIFE Insurance Company of Arizona, as shown above. Any check received will be subject to collection. DO NOT make any check payable to the Agent and DO NOT leave the Payee section of the check blank. This Agreement is not transferable.

If the application modifies a previous application and a payment was made in connection with the previous application, this receipt replaces and cancels any receipt which was previously given for that payment. We shall have no liability on account of the previous receipt or any temporary coverage provided under it. Our liability on account of any payment made with this application shall be as provided under this receipt and its Temporary Coverage Agreement below.

Subject to the conditions set forth below, the above payment provides a limited amount of temporary life insurance coverage on the Proposed Insured from the date coverage begins, as defined below, to the date coverage terminates, as defined below. IF QUESTION 1, 2 OR 3 OF SECTION H OF THE APPLICATION PART I ARE ANSWERED "YES" OR ARE LEFT BLANK, NO MONEY MAY BE PAID WITH THE APPLICATION WHETHER TO US OR TO THE AGENT. In this case, no coverage will be provided under this Agreement. However, the application should still be submitted to us for evaluation WITHOUT PAYMENT.

In determining whether to issue the policy that you have applied for, if all the conditions for coverage in Section 1 below have been met, we will not consider information concerning changes in the health of any person proposed for coverage, where such change occurs after the effective date of this Agreement and while this Agreement is in effect.

1.   COVERAGE PROVIDED:

     Except as specifically stated otherwise in this Agreement, temporary life insurance will be subject to all terms of the policy applied for. While this Agreement is in effect, coverage is provided under this Agreement only if the following requirements are fully met. (If these requirements are not fully met, any cash payment made will be refunded to the Applicant at the address given in the Application Part I.):

     A. Submission of the application Part I with Sections A-I completed, with all statements complete and true to the best of the knowledge and belief of the persons who made them;

     B. Collection of your payment submitted with your application, provided any check submitted is honored for payment when presented;

     C. Question 1, 2 and 3 of Section H of the Application Part I must be answered "No" for all persons proposed for coverage;

     D. The Application Part I is signed by all required parties, including the Applicant, the Proposed Insured(s) (if other than the Applicant), and Agent.

2.   NO COVERAGE PROVIDED:

     There is no coverage provided under this Agreement:

     A. For suicide or intentionally self-inflicted injury of any of the proposed insureds, while sane or insane;

     B. For any Spouse's Paid-Up Insurance Purchase Option attached to or included in the policy being applied for;

     C. For a policy or benefit that is applied for under the terms of a contractual conversion privilege or guaranteed insurability option. If that policy or benefit does not require our approval to put it in force, it will take effect as soon as the requirements of that privilege or option have been met;

     D.   If reinstatement of a policy is being applied for;

     E. Where question 1, 2 or 3 of Section H of the Application Part I are answered "Yes" or are left blank, or are answered falsely;

     F. If we are prohibited by any state or federal law, regulation or order from doing business with or participating in a transaction involving any person identified as a Proposed Insured, Owner, Applicant, Payer or Beneficiary in your application for a life insurance policy.

3.   AMOUNT AND PERIOD OF COVERAGE:

     A.   MAXIMUM AMOUNT OF COVERAGE:

          The following amounts will apply depending on the policy applied for:

          (1) All Policies except Survivorship Policies. While this Agreement is in effect, we will provide coverage having the same benefits and subject to the same terms as the policy applied for had it become effective. However, the AGGREGATE COVERAGE on account of all the temporary coverage for all Insurers listed above, under this and any other receipt, on the person proposed for coverage in the application for all benefits (including Accidental Death Benefits and any other benefits) shall in no event exceed $1,000,000 in total. Such liability shall be further limited for any disability waiver of premium benefit so that the amount that may be waived does not exceed $300 per month.

21620.100                 CUSTOMER COPY                Continued on reverse side

                                   (BAR CODE)
                                   PART 1 13

          (2) Survivorship Policies. Survivorship Policies are policies under which the base policy death benefit is payable only when two Proposed Insureds have died. The temporary coverage will provide the same benefits as the policy applied for. It will also be subject to the same provisions, conditions, exceptions, limitations and reductions that would apply under the policy had it become effective. However, the temporary coverage will provide the lesser of:

                    (i) The amount of the life insurance proceeds applied for in the applications. This includes Accidental Death Benefits and other benefits, if applicable; or

                    (ii) $2,000,000 in total for all insurers listed above.

          This benefit will be paid to the designated beneficiary if the Proposed Insureds die while the temporary coverage is in effect. No benefits will be payable under this Agreement upon the death of only one of the Proposed Insureds. However, we will pay benefits under an applied for rider that is to be attached to the policy, if such rider would pay benefits upon the death of that Proposed Insured. If one of the Proposed Insureds dies while this coverage is in effect and the other is found to be insurable, we will issue the policy. Such liability shall be further limited for any waiver of premium benefits so that the amount that may be waived does not exceed $300 per month. The total benefit limit applies to all insurance applied for on all persons proposed for any coverage in the applications and any other Temporary Coverage Agreement.

     B.   DATE AGREEMENT BEGINS:

          This Agreement and the coverage provided under it will begin on the date the Application Part I is signed by all required parties, provided:

          (1) The sum paid in exchange for this Agreement is enough to provide at least one month's coverage for the face amount of insurance and one month's coverage for all riders that are being applied for. For policies that require a single premium payment, the sum paid in exchange for this Agreement must be the full single premium payment for the face amount of insurance and any riders being applied for; and

          (2) All of the requirements in Section 1 of this Agreement have been met.

     C.   DATE AGREEMENT TERMINATES:

          This Agreement and the coverage provided under it will terminate on the earliest of the following dates:

          (1)  90 days after the date this Agreement becomes effective;

          (2) The date of our notice to the Applicant(s) that the application has been declined;

          (3) The date of the Applicant(s) written request for a full refund of the payment, in which event all coverage will be void from the start;

          (4) The date the policy is put in force, at which point all coverage shall be provided by the policy.

4.   REFUND OF PAYMENT:

     If temporary life insurance is not payable under this Agreement (except for the reason that the policy has been put in force), we will refund your payment made with respect to the policy.

     If temporary life insurance becomes payable under this Agreement, the payment received will be applied as the first premium for the life insurance applied for. We will refund an appropriate part of your payment made with respect to the policy if our liability under this Agreement is, pursuant to Section 3(A), less than it would have been under the policy applied for.

5.   LIMITATION OF AUTHORITY:

     No Agent or medical examiner has any right to accept any risk, make or change contracts, give up any of our rights or requirements, or change the provisions of this Agreement.

21620.100                 CUSTOMER COPY

                                   (BAR CODE)
                                   PART 1 12

          [ ] NEW YORK LIFE INSURANCE COMPANY (NYLIC)

          [ ] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)

          [ ] NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ)

           RECEIPT AND TEMPORARY COVERAGE AGREEMENT (the "Agreement")
                               (limited in amount)

Received from _________________________________________________________ on
____________________________________ the sum of $ _______________________. This
amount is specified in Section H. of the application Part I bearing the same date and number as this receipt.


-------------------------------------
          Agent's Signature

In this Agreement, the words "we", "us", and "our" mean the Insurer checked above and the words "you" and "your" mean the Applicant.

We acknowledge receipt of your application for a life insurance policy, and of your payment to us in the amount noted above. Any check tendered must be made payable to New York Life Insurance Company or New York Life Insurance and Annuity Corporation or NYLIFE Insurance Company of Arizona, as shown above. Any check received will be subject to collection. DO NOT make any check payable to the Agent and DO NOT leave the Payee section of the check blank. This Agreement is not transferable.

If the application modifies a previous application and a payment was made in connection with the previous application, this receipt replaces and cancels any receipt which was previously given for that payment. We shall have no liability on account of the previous receipt or any temporary coverage provided under it. Our liability on account of any payment made with this application shall be as provided under this receipt and its Temporary Coverage Agreement below.

Subject to the conditions set forth below, the above payment provides a limited amount of temporary life insurance coverage on the Proposed Insured from the date coverage begins, as defined below, to the date coverage terminates, as defined below. IF QUESTION 1, 2 OR 3 OF SECTION H OF THE APPLICATION PART I ARE ANSWERED "YES" OR ARE LEFT BLANK, NO MONEY MAY BE PAID WITH THE APPLICATION WHETHER TO US OR TO THE AGENT. In this case, no coverage will be provided under this Agreement. However, the application should still be submitted to us for evaluation WITHOUT PAYMENT.

In determining whether to issue the policy that you have applied for, if all the conditions for coverage in Section 1 below have been met, we will not consider information concerning changes in the health of any person proposed for coverage, where such change occurs after the effective date of this Agreement and while this Agreement is in effect.

1.   COVERAGE PROVIDED:

     Except as specifically stated otherwise in this Agreement, temporary life insurance will be subject to all terms of the policy applied for. While this Agreement is in effect, coverage is provided under this Agreement only if the following requirements are fully met. (If these requirements are not fully met, any cash payment made will be refunded to the Applicant at the address given in the Application Part I.):

     A. Submission of the application Part I with Sections A-I completed, with all statements complete and true to the best of the knowledge and belief of the persons who made them;

     B. Collection of your payment submitted with your application, provided any check submitted is honored for payment when presented;

     C. Question 1, 2 and 3 of Section H of the Application Part I must be answered "No" for all persons proposed for coverage;

     D. The Application Part I is signed by all required parties, including the Applicant, the Proposed Insured(s) (if other than the Applicant), and Agent.

2.   NO COVERAGE PROVIDED:

     There is no coverage provided under this Agreement:

     A. For suicide or intentionally self-inflicted injury of any of the proposed insureds, while sane or insane;

     B. For any Spouse's Paid-Up Insurance Purchase Option attached to or included in the policy being applied for;

     C. For a policy or benefit that is applied for under the terms of a contractual conversion privilege or guaranteed insurability option. If that policy or benefit does not require our approval to put it in force, it will take effect as soon as the requirements of that privilege or option have been met;

     D.   If reinstatement of a policy is being applied for;

     E. Where question 1, 2 or 3 of Section H of the Application Part I are answered "Yes" or are left blank, or are answered falsely;

     F. If we are prohibited by any state or federal law, regulation or order from doing business with or participating in a transaction involving any person identified as a Proposed Insured, Owner, Applicant, Payer or Beneficiary in your application for a life insurance policy.

3.   AMOUNT AND PERIOD OF COVERAGE:

     A.   MAXIMUM AMOUNT OF COVERAGE:

          The following amounts will apply depending on the policy applied for:

          (1) All Policies except Survivorship Policies. While this Agreement is in effect, we will provide coverage having the same benefits and subject to the same terms as the policy applied for had it become effective. However, the AGGREGATE COVERAGE on account of all the temporary coverage for all Insurers listed above, under this and any other receipt, on the person proposed for coverage in the application for all benefits (including Accidental Death Benefits and any other benefits) shall in no event exceed $1,000,000 in total. Such liability shall be further limited for any disability waiver of premium benefit so that the amount that may be waived does not exceed $300 per month.

21620.100

                                                       Continued on reverse side

                                   (BAR CODE)
                                   PART 1 13

          (2) Survivorship Policies. Survivorship Policies are policies under which the base policy death benefit is payable only when two Proposed Insureds have died. The temporary coverage will provide the same benefits as the policy applied for. It will also be subject to the same provisions, conditions, exceptions, limitations and reductions that would apply under the policy had it become effective. However, the temporary coverage will provide the lesser of:

                    (i) The amount of the life insurance proceeds applied for in the applications. This includes Accidental Death Benefits and other benefits, if applicable; or

                    (ii) $2,000,000 in total for all insurers listed above.

          This benefit will be paid to the designated beneficiary if the Proposed Insureds die while the temporary coverage is in effect. No benefits will be payable under this Agreement upon the death of only one of the Proposed Insureds. However, we will pay benefits under an applied for rider that is to be attached to the policy, if such rider would pay benefits upon the death of that Proposed Insured. If one of the Proposed Insureds dies while this coverage is in effect and the other is found to be insurable, we will issue the policy. Such liability shall be further limited for any waiver of premium benefits so that the amount that may be waived does not exceed $300 per month. The total benefit limit applies to all insurance applied for on all persons proposed for any coverage in the applications and any other Temporary Coverage Agreement.

     B.   DATE AGREEMENT BEGINS:

          This Agreement and the coverage provided under it will begin on the date the Application Part I is signed by all required parties, provided:

          (1) The sum paid in exchange for this Agreement is enough to provide at least one month's coverage for the face amount of insurance and one month's coverage for all riders that are being applied for. For policies that require a single premium payment, the sum paid in exchange for this Agreement must be the full single premium payment for the face amount of insurance and any riders being applied for; and

          (2) All of the requirements in Section 1 of this Agreement have been met.

     C.   DATE AGREEMENT TERMINATES:

          This Agreement and the coverage provided under it will terminate on the earliest of the following dates:

          (1)  90 days after the date this Agreement becomes effective;

          (2) The date of our notice to the Applicant(s) that the application has been declined;

          (3) The date of the Applicant(s) written request for a full refund of the payment, in which event all coverage will be void from the start;

          (4) The date the policy is put in force, at which point all coverage shall be provided by the policy.

4.   REFUND OF PAYMENT:

     If temporary life insurance is not payable under this Agreement (except for the reason that the policy has been put in force), we will refund your payment made with respect to the policy.

     If temporary life insurance becomes payable under this Agreement, the payment received will be applied as the first premium for the life insurance applied for. We will refund an appropriate part of your payment made with respect to the policy if our liability under this Agreement is, pursuant to Section 3(A), less than it would have been under the policy applied for.

5.   LIMITATION OF AUTHORITY:

     No Agent or medical examiner has any right to accept any risk, make or change contracts, give up any of our rights or requirements, or change the provisions of this Agreement.